UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Facility

On March 17, 2020, Delta Air Lines, Inc. (“Delta”) entered into a 364-Day Term Loan Credit Agreement among Delta, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., as Sole Lead Arranger and Bookrunner (the “Term Loan Facility”). The Term Loan Facility is a $2.6 billion 364-day secured term loan facility, of which $2.3 billion has been drawn and the remaining amount will be drawn in in the near term. Borrowings under the facility are secured by first priority lien on certain aircraft and bear interest at a variable rate equal to LIBOR, or another index rate, in each case plus a specified margin. The Term Loan Facility contains an accordion feature under which the aggregate commitment can be increased to $4 billion upon our request, provided that new lenders agree to the existing terms of the facility.

Loans under the Term Loan Facility will be due and payable in a single installment on the maturity date on March 16, 2021 and voluntary prepayments may be made at par at any time. Mandatory prepayments at par of loans under the Term Facility are required if Delta fails to be in compliance with the Asset Coverage Ratio described below.

The Term Loan Facility contains affirmative, negative and financial covenants. These covenants require us to maintain the following ratios:

Minimum Fixed Charge Coverage Ratio(1)	1.25:1
Asset Coverage Ratio(2)	1.25:1

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(1)	Defined as the ratio of (a) earnings before interest, taxes, depreciation, amortization and aircraft rent and other adjustments to net income to (b) the sum of gross cash interest expense (including the interest portion of our capitalized lease obligations) and cash aircraft rent expense, for the 12-month period ending as of the last day of each fiscal quarter.
(2)	Defined as the ratio of (a) the value of the designated pool of aircraft assets of the Company to (b) the sum of the aggregate outstanding obligations under the Term Loan Facility.

The Term Loan Facility contains events of default customary for similar financings, including a cross-default to other material indebtedness. Upon the occurrence of an event of default, the outstanding obligations under the Term Loan Facility may be accelerated and become due and payable immediately.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference, insofar as it relates to the creation of a direct financial obligation under the Term Loan Facility.

As of March 20, 2020, Delta has borrowed approximately $3 billion under the company’s 2018 Unsecured Revolving Facility and other revolving credit facilities (the “Credit Facilities Draw”). The proceeds from the Credit Facilities Draw will be available to be used for working capital, general corporate or other purposes.

Item 7.01	Regulation FD Disclosure.

Delta Air Lines, Inc. (“Delta”) today issued a Delta News Hub story announcing that it has entered into the Term Loan Facility and drawn on existing revolving credit facilities. A copy of that story is attached as Exhibit 99.1.

Delta today also released a memo from Ed Bastian, Delta’s Chief Executive Officer, to all employees of Delta. A copy of that memo is attached as Exhibit 99.2.

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In accordance with general instruction B.2 of Form 8−K, the information in this report (including the exhibit) that is being furnished pursuant to Item 7.01 of Form 8−K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Statements in this Form 8-K and the attached exhibit that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the possible effects of accidents involving our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our operations; the performance of our significant investments in airlines in other parts of the world; the restrictions that financial covenants in our financing agreements could have on our financial and business operations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third parties; the cost of aircraft fuel; the availability of aircraft fuel; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key employees; damage to our reputation and brand if we are exposed to significant adverse publicity; the effects of terrorist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airports at which we operate; the effects of extensive government regulation on our business; the impact of environmental regulation on our business; the sensitivity of the airline industry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2019. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of March 20, 2020, and which we have no current intention to update.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Delta News Hub story dated March 20, 2020 titled “Delta Obtains $2.6 Billion Credit Facility”

Exhibit 99.2	March 20, 2020 Memo to Delta Colleagues Worldwide

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Paul A. Jacobson
Date: March 20, 2020	Paul A. Jacobson, Executive Vice President and Chief Financial Officer

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